Exhibit 10.48

Call Marketplace Insertion Order

Advertiser/Agency Information

Advertiser/Agency Name:	Resolution Media

Address:	225 N Michigan Ave, Suite 820, Chicago, IL 60601

Contact Name/Phone Number:	***

Contact Email:	***

Campaign Name:	State Farm – Life

Campaign Summary

Advertising Description:	Call Marketplace campaign

Ad Type:	Voice, Voice Cat
Start/End Dates:	Start Date: January 1, 2016 End Date: December 31, 2016

Volume:	Estimated Call Volume	Total Budget
	***	***

Pricing:	***

Additional Terms:	• *** • *** • *** • ***
Payment Terms
Method/Plan:	☐ Credit Card ☒ Invoice ☐ Pre-pay

Agreement

This Advertiser/Agency Insertion Order (“IO”), together with the Terms and Conditions For Pay-For-Call Advertising For Resolution Media Clients dated September 7, 2010 entered into by and between Agency and Company (the “Terms”), which are incorporated herein by reference, constitute a separate and legally binding and enforceable Advertising Services agreement (“Agreement”) between Marchex Sales, LLC, (f/k/a Marchex Sales, Inc.) a wholly-owned subsidiary of Marchex, Inc. with its principal place of business at 6700 Via Austi Parkway, Suite D, Las Vegas NV 89119 (“Company”) and the Advertiser or Agency set forth above. This Agreement supplements and does not replace any other existing advertiser campaign between the parties. By executing this Agreement, Advertiser or Agency affirms that it fully understands and accepts all applicable terms, policies and conditions of this Agreement and enters into this Agreement with Company.

Agreed and accepted on 12/24/2015

Authorized Representative for Marchex Sales, LLC:		Authorized Representative for Advertiser/Agency:

By (Signature):	/s/ Brendhan Hight	By: (Signature):	/s/ Kate Edelson

Name:	Brendhan Hight	Name:	Kate Edelson

Title:	Director	Title:	Associate BPM

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.